UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of principal executive offices)  (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE.

Comerica Incorporated (“Comerica”) previously announced that Elizabeth S. Acton, Executive Vice President and Chief Financial Officer of Comerica, will make a presentation at the BancAnalysts Association of Boston Conference on Friday, November 5, 2010 at the Langham Hotel in Boston.  Paul E. Burdiss, executive vice president and treasurer, and Darlene P. Persons, senior vice president and director of Investor Relations, also will participate. Comerica’s presentation will begin at 7:30 a.m. ET.  To access the live audio webcast, visit the “Investor Relations” area of Comerica’s website at www.comerica.com.  Replays will be available at the same location following the conference.  A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.

The information in this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                  Exhibits

99.1         BancAnalysts Association of Boston Conference Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: November 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	BancAnalysts Association of Boston Conference Presentation Slides